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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                           TENDER OF ALL OUTSTANDING

                         13.375% SENIOR NOTES DUE 2010
                              IN EXCHANGE FOR NEW
                         13.375% SENIOR NOTES DUE 2010
                                       OF

                           ASIA GLOBAL CROSSING LTD.

     Registered holders of outstanding 13.375% Senior Notes due 2010 (the "Private Notes") who wish to tender their Private Notes in exchange for a like principal amount of new 13.375% Senior Notes due 2010 (the "Exchange Notes") and whose Private Notes are not immediately available or who cannot deliver their Private Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to United States Trust Company of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                    UNITED STATES TRUST COMPANY OF NEW YORK

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By Registered or Certified Mail:         By Hand Delivery           By Overnight Courier and By
                                       (before 4:30 p.m.):          Hand after 4:30 p.m. on the
                                                                          Expiration Date:
 United States Trust Company of   United States Trust Company of   United States Trust Company of
            New York                         New York                         New York
  P.O. Box 843 Cooper Station              111 Broadway               770 Broadway, 13th Floor
    New York, New York 10276         New York, New York 10006         New York, New York 10003
 Attn: Corporate Trust Services    Attn: Lower Level Corporate    Attn: Corporate Trust Operations
                                           Trust Window
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                                 By Facsimile:
                                 (212) 780-0592
                             Attn: Customer Service

                             Confirm by telephone:
                                 (800) 548-6565

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

     The undersigned hereby tenders to the Exchange Agent or the Luxembourg Exchange Agent the principal amount of Private Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated
            , 2001 of Asia Global Crossing Ltd. (the "Prospectus"), receipt of which is hereby acknowledged.
                       DESCRIPTION OF SECURITIES TENDERED

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                                     NAME AND ADDRESS OF      CERTIFICATE NUMBER(S)
                                   REGISTERED HOLDER AS IT       OF PRIVATE NOTES
                                        APPEARS ON THE         TENDERED (OR ACCOUNT        PRINCIPAL AMOUNT
                                       RESTRICTED NOTES        NUMBER AT BOOK-ENTRY        OF PRIVATE NOTES
      NAME OF TENDERING HOLDER          (PLEASE PRINT)              FACILITY)                  TENDERED
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                                   SIGN HERE
Name of Registered or Acting Holder:
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Signature(s):
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Name(s) (please print):
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Address:
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Telephone Number:
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Date:
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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (Not to be used for signature guarantee)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Private Notes (or a confirmation of book-entry transfer of such Restricted Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the Expiration Date (as defined in the Prospectus and the Letter of Transmittal).

Name of Firm: ----------------------------------------

Address: ---------------------------------------------

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                                        (Zip Code)

Area Code and Telephone No.:
-------------------
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                             (Authorized Signature)

Title:
------------------------------------------------

Name:
----------------------------------------------

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                             (Please type or print)

Date:
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NOTE: DO NOT SEND PRIVATE NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. PRIVATE
      NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.